UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2020

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800, Denver Colorado	80265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 672-6900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	QEP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2020 QEP Resources, Inc. (the “Company”) entered into a Non-Competition Agreement with each of Timothy J. Cutt, Christopher K. Woosley, William J. Buese, Joseph T. Redman and certain other of its executive officers (collectively, the “Executives” and such agreements, the “Non-Competition Agreements”). The Non-Competition Agreements were entered into contemporaneously with and pursuant to the Company’s previously announced Agreement and Plan of Merger (the “Merger Agreement”) with Diamondback Energy, Inc. (“Diamondback”), pursuant to which the Company will be merged with and into a wholly-owned subsidiary of Diamondback (the “Merger”).

The Non-Competition Agreements provide that, subject to certain exceptions enumerated therein, for a period of 12 months following the date on which the Executives are no longer employed by the Company, the Executives will be prohibited from (i) directly or indirectly engaging in, having any equity interest in, or managing, providing services to or operating any person, firm, corporation, partnership or business (whether as officer, employee, agent, representative, or otherwise) that engages in the Business (as defined in the Non-Competition Agreements) in the Restricted Territory (as defined in the Non-Competition Agreements) or (ii) directly or indirectly soliciting or encouraging to cease to work with the Company or any of its subsidiaries any person who is an employee of the Company or any of its subsidiaries or who was an employee of the Company or any of its subsidiaries within the six month period preceding such activity without the Company’s written consent, subject to customary exceptions.

In consideration for the Executives’ agreements set forth in the Non-Competition Agreements, the Company agreed to provide the Executives with the following benefits: (i) accelerated vesting in December 2020 of the Executive’s outstanding restricted stock awards that would otherwise vest in March 2021, (ii) accelerated payment of the Executive’s annual cash incentive bonus payment for 2020, which will be paid at the target level in December 2020, and (iii) a one-time transaction bonus (the “Transaction Bonus”), payable in December 2020. Timothy J. Cutt will receive a Transaction Bonus in the amount of $1,250,000; Christopher K. Woosley will receive a Transaction Bonus in the amount of $1,250,000; William J. Buese will receive a Transaction Bonus in the amount of $1,000,000; and Joseph T. Redman will receive a Transaction Bonus in the amount of $750,000.

On December 20, 2020, each Executive also entered into a letter agreement relating to the Transaction Bonus (the “Letter Agreements”). Pursuant to the Letter Agreements and the Non-Competition Agreements, the Executive is required to repay to the Company 100% of the Transaction Bonus if such Executive resigns for any reason prior to the consummation of the Merger, or, if the Merger is not consummated, prior to December 31, 2021.

The foregoing description of the Non-Competition Agreements is not complete and is subject to and qualified in its entirety by reference to the Non-Competition Agreements and Letter Agreements, forms of which are attached as Exhibits 10.1, and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Form of Non-Competition Agreement, dated as of December 20, 2020, by and between QEP Resources, Inc. and the Executives.

10.2	Form of Letter Agreement, dated as of December 20, 2020, by and between QEP Resources, Inc. and the Executives.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Exhibits to the Form of Non-Competition Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of such omitted exhibits to the U.S. Securities and Exchange Commission upon request.

Important Information for Investors and Stockholders; Additional information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Diamondback intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of Diamondback. Each of Diamondback and the Company also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement of the Company will be mailed to stockholders of the Company if and when available.

INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Diamondback and the Company, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at https://www.diamondbackenergy.com/home/default.aspx under the tab “Investors” and then under the heading “Financial Information.” Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.qepres.com/ under the tab “Investors” and then under the heading “Financial Information.”

Participants in the Solicitation

Diamondback, the Company and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Diamondback is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 24, 2020, and information regarding the directors and executive officers of the Company is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 2, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or the Company using the sources indicated above.

Forward-Looking Statements

This filing contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1955 and other federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Diamondback’s and the Company’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Diamondback and the Company, including future financial and operating results, Diamondback’s and the Company’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the merger, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this filing will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, the ability to obtain the approval of the merger by Company stockholders; the risk that Diamondback or the Company may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that an event, change or other circumstances could give rise to the termination of the merger agreement; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Diamondback’s common stock or the Company’s common stock; the risk of litigation related to the proposed transaction; the risk of any unexpected costs or expenses resulting from the proposed transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to merger-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in Diamondback’s and the Company’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of Diamondback’s or the Company’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Diamondback’s or the Company’s control; the risk that the announcement or consummation of the merger, or any other intervening event results in a requirement under certain of the Company’s indebtedness to make a change of control offer with respect to some or all of such debt; and Diamondback’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward looking statements.

All such factors are difficult to predict and are beyond Diamondback’s or the Company’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.diamondbackenergy.com and on the SEC’s website at http://www.sec.gov, and those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the Company’s website at https://www.qepres.com/ and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither the Company nor Diamondback undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Resources, Inc.
Date: December 28, 2020

	By:	/s/ William J. Buese
	Name:	William J. Buese
	Title:	Vice President, Chief Financial Officer and Treasurer